Exhibit 99.1

Exhibit 99.1

Transition Values Success

NASDAQ Global Select Market RCKB

Investor Meetings

December 17th, 2012

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

2

Table of Contents

Page

Rockville Financial Overview 5

Why Rockville Financial 6

Recent Strategic Initiatives 7

Strategic Priorities 11

Financial Performance 14

Municipal Bond Portfolio 19

Loans 21

Deposits 26

Asset Quality 31

Institutional Ownership 33

Insider Ownership 35

Appendix—Peer Analysis 36

3

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Eric R. Newell

Senior Vice President, Director of Treasury

Investor Information: Marliese L. Shaw

Senior Vice President, Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

4

Rockville Financial, Inc. Overview

21 Branch community bank in Central & Southern Connecticut, established in 1858. Assets of $1.9 billion

Converted from mutual to stock bank in March 2011, $171 million capital raise

Total capital $327 million at September 30, 2012

Transform from thrift model to high performing commercial community bank

New management team with large bank experience

Increase market share by targeting the best clients at competitor large banks

Employer of choice recruiting the best talent

Strong community ties

Focused on commercial, residential mortgage, retail, risk management and highly effective capital management

Creating prosperity for our customers, communities and shareholders

5

Why Rockville Financial

High Performing Community Bank

Developing mortgage banking program – 241% increase in residential mortgage production year-over-year; 272% increase in purchase mortgage production.

Strong commercial loan growth – 15.3% 3-year CAGR.

Deposit market share position moved up to 12th from 14th in State of Connecticut.

Demand deposit growth 19.2% 3-year CAGR; low cost core deposit growth

17.2% 3-year CAGR.

Positive operating leverage – 12.7% revenue growth and 5.0% NIE increase for linked quarter Q3 2012.

Record core profits last five consecutive quarters; ROAA of 0.97% for Q3 2012.

Strong asset quality – NCOs/average loans 0.00% Q3 2012.

Stock buybacks – 10% Plan commenced after completion of Federal Reserve Bank of Boston supervisory review March 12, 2012. Purchased 1,356,379 shares, or 46% of the Plan as of September 30, 2012.

Dividend increased 54% since March 2011 conversion.

6

Recent Strategic Initiatives

Positioning the Company for prudent future growth

Significantly expanded the mortgage banking business line with the hiring of 12 mortgage loan officers and 16 additional underwriters and processors. Initiated relationships with local realtors.

Recruited NewAlliance Bank’s heads of C&I lending, Commercial Real

Estate lending and Cash Management/Treasury services along with five commercial relationship managers doubling Rockville’s customer facing commercial banking staff.

Significantly enhanced infrastructure in Risk Management, Operations, Finance, IT and Retail delivery departments as the Company prepares to leverage capital resulting in a 37% increase in NIE year over year. Record core profits recorded despite the NIE growth.

Opened New Haven County Commercial Banking Office.

Received regulatory approval to open a branch office in West Hartford, this location will open later this year.

Retail organization focused on growing core deposits and reducing cost of funds.

Addition of municipal bonds to the investment portfolio.

Addition of interest rate swaps to manage interest rate risk.

7

# Infrastructure Investment

*Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment*

| Name | Title | Years in Industry | Prior Experience |
|---|---|---|---|
| William H. W. Crawford, IV | President and Chief Executive Officer | 24 | Wells Fargo Bank, Wachovia Bank and SouthTrust Bank |
| Marino J. Santarelli | Executive Vice President, Chief Operating Officer | 39 | Wells Fargo Bank, Wachovia Bank and United Penn Bank |
| Scott C. Bechtle | Executive Vice President, Chief Risk Officer | 30 | Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks) |
| John T. Lund | Executive Vice President, Chief Financial Officer and Treasurer | 19 | FDIC Examiner, Capital Markets Specialist |
| Mark A. Kucia | Executive Vice President, Head Commercial Banking Officer | 25 | Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC |
| Steve Koniecki | Executive Vice President, Information Technology and Operations Officer | 31 | Space Coast Credit Union, West Bank |
| Tammy Howe | Vice President, Operations Officer | 11 | Chicopee Savings Bank, West Bank |
| Eric Newell | Senior Vice President, Treasury Officer | 9 | Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation |

8

# Infrastructure Investment

## *Risk Management*

The Company strengthened Risk Management with the following new positions:

| Name | Title | Years in Industry | Prior Experience |
|---|---|---|---|
| Betsy Kenney Wynnick | Senior Vice President, Director of Internal Audit | 20 | NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations. |
| Jay Peters | Vice President, BSA/AML, Red Flags Officer | 37 | NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank |
| Beth Donna | Vice President, Enterprise Risk Management | 18 | NewAlliance Bank, Dime Savings Bank |
| Christine Keeney | Vice President, Information Security Officer | 21 | NewAlliance Bank, Savings Bank of Manchester |
| Carla Balesano | Senior Vice President, Executive Credit Officer of Commercial Banking | 25 | TD Bank, Webster Bank, Fleet Bank, Bank of America |
| Deborah Gabinelle | Vice President, Senior Credit Risk Officer | 26 | Webster Bank, Fleet Bank, Federal Reserve Bank of New York |
| Nathan Kelley | Vice President, Credit Risk Officer | 10 | NewAlliance Bank, FirstFed America Bankcorp |

9

# Infrastructure Investment

## *Commercial Banking Expansion*

| Name | Title | Years in Industry | Prior Experience |
|---|---|---|---|
| Stephen Villecco | Senior Vice President, Regional Commercial Banking Officer | 24 | **Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998** |
| Thomas Reid | Senior Vice President, Commercial Banking Officer | 37 | **Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003** |
| Matt Proto | Vice President, Senior Commercial Banking Officer | 36 | Bank of Southern Connecticut and NewAlliance Bank |
| Raymond Kostka | Vice President, Commercial Banking Officer | 33 | NewAlliance Bank |
| Robert Landfear | Vice President, Commercial Banking Officer | 18 | NewAlliance Bank |
| Michael Kelleher | Vice President, Commercial Banking Officer | 35 | NewAlliance Bank |
| Joseph Tartaglia | Vice President, Senior Cash Management Officer | 21 | First Vice President, Cash Management Sales Manager NewAlliance Bank |
| Kristine Carlson-Koehler | Assistant Vice President, Cash Management Officer | 25 | NewAlliance Bank, Tolland Bank |

10

Strategic Priorities

Soundness

Completed comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Q2 2012 Continue managing asset/liability and liquidity risk Continue focus on superior customer service, risk management, asset quality and being regulatory best practice Awarded Superior 5-Star rating by Bauer Financial, Inc. , indicating Rockville Bank is one of the strongest banks in the nation based on areas such as capital, asset quality and profitability for the last 29 consecutive quarters

Profitability

Expansion of mortgage banking business provides an enhanced revenue driver for the company Enterprise wide efficiency exercise lead by project team. Efficiency ratio 67.25% at 9/30/12, among the best of peers Review branch network efficiency, de novo branch strategy, and retail delivery model per strategic planning Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal deposits and low cost core deposits versus higher cost CDs Protect Net Interest Margin in current rate environment

Growth

Expand market share via organic growth in Tolland, Hartford, New London and New Haven counties. Market share grew in all but one branch location in 2012 Execute on current commercial banking opportunity created by large in-market merger while maintaining discipline on loan pricing and asset quality diligence

Strategic Priorities continued

Acquisitions

Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the effective use of excess capital. At this time, Management believes quality organic growth, our 10% share repurchase plan, and dividend strategy are a more effective path for total shareholder return.

Capital Management

The Company is overcapitalized with a 22.7% total risk based capital ratio as of September 30, 2012 The Company announced a 10% stock buyback plan on March 2, 2012 and executed 46% of the plan as of September 30, 2012. The Company has paid dividends for 26 consecutive quarters, most recent, an 11% increase to $0.10 per share At September 30, 2012 closing price was $12.27, tangible book value was $11.44, price to tangible book value was 107%. At November 5, 2012 the closing price was $13.20, or 115% of tangible book value The Company is focused on effective and efficient use of excess capital

Strategic Priorities continued

Employee Engagement

Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities New management team members were added by personal invitation from the CEO or executive management – We know them…They know us… They know our market

Customer Experience

Long term focus on superior customer service

For the seventh consecutive year, readers of “The North Central News” (Conn.) have voted Rockville Bank as the area’s “Best Financial Institution”. Rockville Bank has received this recognition from the readers every year since the paper’s annual Best of readers’ poll was established in

2005.

Community Leadership

$5.0 million contribution to the Rockville Bank Foundation in Q1 2011 in association with the conversion to a fully public company The Bank and the Foundation support over 340 organizations through donations and employee volunteerism

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

Efficiency Ratio (%)

75.0 70.0 65.0 60.0 55.0 50.0 45.0 40.0 35.0 30.0

71.5

63.7

66.7

63.2

67.3

63.2

1Q2012 2Q2012 3Q2012

Rockville Financial Inc. Peer Median

Net Interest Margin vs Peers:

Net Interest Margin (%)

3.8 3.9

3.8

3.1 3.1 3.2

4.0 3.8 3.6 3.4 3.2 3.0 2.8 2.6 2.4 2.2 2.0

1Q2012 2Q2012 3Q2012

Rockville Financial Inc. Peer Median

Return on Average Assets vs Peers:

ROAA (%)

1.1 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3

1.0

0.9

0.7 0.7

0.6

0.6

1Q2012 2Q2012 3Q2012

Rockville Financial Inc. Peer Median

YoY Loan Growth vs. Peers:

ROAE (%)

8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0

6.8

6.5 6.1

5.7

4.6

3.6

2012Q1 2012Q2 2012Q3

Rockville Financial Inc. Peer Median

Note: Data for quarter ended 9/30/12. Peer data for YoY Loan Growth is adjusted to exclude growth from acquisition.

Total Assets

Despite a difficult operating environment, we were able to grow assets at a CAGR of 8.4% through a disciplined growth strategy.

CAGR = 8.4%

2,400,000 2,000,000 1,600,000 1,200,000 800,000 400,000 0

1,949,187 1,749,872 1,571,134 1,678,073 1,533,073 1,327,012

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q3

Total Assets ($000)

Capital Ratios

The Company continues to be well capitalized. At September 30, 2012, our core capital ratio was 17.1% of total adjusted tangible assets In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 21.5% and 22.7%, respectively. Excess capital over regulatory 8.0% minimum was $226.3 million at September 30, 2012.

30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

22.7% 21.5%

17.1%

8.00%

4.00% 4.00%

Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based

Rockville Financial, Inc. Requirement

Total Shareholder Return

Favorable in comparison to SNL Thrift Index

Rockville Financial, Inc. – Total Return (%)

RCKB (+32.07%) SNL U.S. thrift (+20.30%)

Total return (%)

-5 0 5 10 15 20 25 30 35

Jan 2012 mar 2012 may 2012 jul 2012 sep 2012 nov 2012

Thousands

0 200 400 600

RCKB-Vol

Source: SNL Financial

Dividend History

Historical Dividend

$0.10 $0.09 $0.08 $0.07 $0.06 $0.05 $0.04 $0.03 $0.02 $0.01 $0.00

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

1Q11 2Q11 3Q11 4Q11

1Q12 2Q12 3Q12

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Payout% Div/Sh

Note: The Company issued a special dividend payment of $0.16 per share on Dec 10th 2012, payable to shareholders of record as of Dec 3rd 2012

Municipal Bond Stratification

Total Municipal Portfolio By Type

Total Municipal Portfolio Geographic Distribution

College & University, 15% Fuel Sales Tax, 3% Health Services Revenue, 17%

Building Develop, 5% Airport, 6% Sales Tax, 2%

Water/Sewer, 21%

General

Obligation, 31%

Revenue

Bonds, 69%

MN, 4% CA, 12%

NY, 9%

Other, 48% PA, 6%

SC, 4% TX, 10% WA, 10%

AR, 2%

AZ, 0% CO, 2%

CT, 4%

FL, 4% IL, 3% IN, 3% LA, 2% MA, 1% ME, 3% NC, 3% NV, 3% OH, 3% OK, 3% OR, 3% UT, 1% VT, 2% WI, 2%

Municipal Bond Stratification Continued

Revenue Type Breakout

College & Water / University Sewer 22% 30%

Fuel Sales Tax 4% Health Services Airport Revenue Sales Tax 8% 24% 4%

Building Develop 7%

Revenue Bond Geographic Breakout

WI

3% CO

3% CT FL

VT CA IN WA 5% 1%

3% 8% 4% 12% UT

1% MA

TX 1%

7% ME

MN 4% SC

3% 6% PA NC

8% NY 5% OH

10% NV 5% 5% OR

5%

As a percent of total revenue bonds, as of Sept 30, 2012

Municipal Rating Distribution

Aa3 Aa2 29% 39%

A2 Aaa 2% Aa1 13% 17%

(a)	Ratings as of Sept 30, 2012; (b) A2 rating has a AAA enhan

Gen Obligation Geo Breakout

AR AZ WA 1%

7% 6% TX

16% CA 22%

OK

9% CT 2% FL

11% MN

NY IL

6% LA

6% 10% 5%

As a percent of total general obligation bonds, as of Sept 30, 2012; 36% of GO bonds are direct obligations of the State

Loan Growth

5	Year Organic Growth History, CAGR = 7%

Loans Annualized

Receivable, net % Change

Date (in thousands) From Prior Year

09/30/12 1,530,617 5%

12/31/11 1,473,423 4%

12/31/10 1,410,498 4%

12/31/09 1,361,019 5%

12/31/08 1,291,791 16%

12/31/07 1,116,327 8%

Loan Mix

9/30/2009

Construction Commercial Installment and

5.6% Business Loans Collateral Loans

8.1% 0.6%

Residential Commercial 55.1% 30.6%

9/30/2011

Commercial Installment and Business Loans Collateral Loans

9.0% 0.3% Residential Construction 48.4%

3.8%

Commercial 38.5%

9/30/2012

Commercial Installment and Business Loans Collateral Loans 11.0% 0.2%

Construction

3.1%

Residential 44.2% Commercial 41.4%

Yield on Loans: 5.16%

Yield on Loans: 4.93%

Yield on Loans: 4.64%

Loan Portfolio ($mm)

Real Estate Loans:

Residential Commercial Construction Commercial Business Loans Installment and Collateral Loans Total Loans

CRE & Comm. Business Loans

RCKB % Of RCKB % Of RCKB % Of CAGR CAGR

9/30/2009 Total 9/30/2011 Total 9/30/2012 Total 11-‘12 09-‘12

$752.7 55.1% $ 706.5 48.4% $ 683.6 44.2% -3.2% -3.2%

418.1 30.6% 562.6 38.5% 640.9 41.4% 13.9% 15.3%

76.7 5.6% 55.3 3.8% 50.8 3.3% -8.1% -12.8%

111.2 81% 131.7 9.0% 170.0 11.0% 29.1% 15.2%

8.4 0.6% 4.6 0.3% 2.9 0.2% -37.0% -29.8%

$1,367.1 100.0% $ 1,460.6 100.0% $ 1,548.2 100.0% 6.0% 4.2%

$529.3 38.6% $ 694.3 47.5% $ 810.9 52.4% 16.8% 15.3%

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q3 2012)

Type of Commercial Real Estate Loan

Other

Land Other

1.8% 10.1% Regional CRE

Multi-Fam Program

7.2% 43.0%

Retail 13.2%

Office Owner 11.8% Occupied Industrial

5.6% 7.2%

Geographic Region

South New Jersey/ New England*

South New New England*

Maryland 2.5% 8.9% Pennsylvania

4.1% North / Central New Jersey

8.6%

Metropolitan New York 0.9%

West / Upstate Connecticut New York 57.0% 18.1%

(Dollars in thousands)

Type of Commercial Real Esate Loan

Regional CRE Program $ 275,798 43.0%

Owner Occupied 46,087 7.2%

Industrial 35,758 5.6%

Office 75,513 11.8%

Retail 84,879 13.2%

Multi-Fam 45,976 7.2%

Land 11,852 1.8%

Other 65,047 10.1%

Total Commercial Real Estate Loans $ 640,910 100.0%

(Dollars in thousands)

Type of Commercial Real Esate Loan

Region

Connecticut $ 365,126 57.0%

West / Upstate New York 115,982 18.1%

Metropolitan New York 5,498 0.9%

North / Central New Jersey 55,263 8.6%

South New Jersey / Pennsylvania 26,476 4.1%

New England* 56,857 8.9%

Maryland 15,708 2.5%

Total Commercial Real Estate Loans $ 640,910 100.0%

Note: Data for quarter ended 9/30/12

*	Not including Connecticut

Regional Commercial Real Estate Data

Data as of September 30, 2012

Approximately $276 million outstanding – 41 loans

Average loan size $6.7 million

Average LTV: 63%

Average debt service coverage ratio: 1.77x

Weighted average yield: 4.99%

All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 15.3%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Mortgage Banking Business Development

Quarter Ended

9/30/2012 6/30/2012 9/30/2011

Production

Dollar volume (in millions) $82.8 $80.5 $24.3

# of loans 413 411 128

Purchase mortgages (in millions) $32.4 $25.8 $8.7

Loans sold (in millions) $63.6 $1.0 $20.2

Gains on sales (in thousands) $2,514 $44 $405

Mortgage loan officers 12 12 0

Underwriters & Processors 24 24 8

Deposit Growth

5	Year Organic Growth History, CAGR = 9.2%

Total Annualized

Deposits% Change

Date(in thousands) From Prior Year

09/30/12 1,477,130 15%

12/31/11 1,326,766 19%

12/31/10 1,219,260 8%

12/31/09 1,129,108 8%

12/31/08 1,042,508 10%

12/31/07 951,038 8%

Deposit Mix

9/30/2009

Demand and Time Deposits NOW 20.9%

47.1% Regular Savings

& Club 12.0%

Money Market Savings 20.0%

9/30/2011

Demand and Time Deposits NOW 23.9% 42.9%

Regular Savings

& Club 13.9% Money Market Savings 19.3%

9/30/2012

Demand and Time Deposits NOW 25.3%

35.1%

Regular Savings Money Market & Club 13.9% Savings 25.7%

Cost of Deposits: 1.94%

Cost of Deposits: 1.23%

Cost of Deposits: 0.69%

RCKB% Of RCKB% Of CAGR CAGR

9/30/2011 Total 9/30/2012 Total 11—‘12 09—‘12

$ 309.7 23.9% $ 373.7 25.3% 20.7% 16.7%

180.9	13.9% 205.5 13.9% 13.6% 15.0%
250.9	19.3% 379.7 25.7% 51.3% 19.1%
556.0	42.9% 518.2 35.1% -6.8% -0.8%

$ 1,297.5 100.0% $ 1,477.1 100.0% 13.8% 9.5%

$ 741.5 57.1% $ 958.9 64.9% 29.3% 17.2%

Funds ~ Growing Core Deposits

Note: Cost of deposits represents cost of interest bearing deposits. Cost of interest bearing deposits for the respective quarter ends

RCKB vs SNL Thrift Peer Weight Average
Year over Year Deposit Growth



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Year over Year Deposit Growth (%)
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
Rockville Financial Inc.
Peer Median

28

Strong Branch Franchise – No. 1 or 2 in most markets

Berkshire

Massachusetts

Connecticut

RCKB (22)

NASDAQ: RCKB

RCKB’s

2012 2011-2012 Market

Deposits Growth Position

Address City($000) Rate(%) in Town

1	Rt 83 & Pitkin St Vernon 171,465 11.17 1
2	1645 Ellington Rd South Windsor 160,982 20.33 1
3	341 Broad St Manchester 155,961 13.78 2
4	20 Hyde Ave Vernon 103,423 21.72 1

5 12 Main St Ellington 101,592 17.25 1

6	25 Park St Vernon Rockville 99,768 3.75 1
7	612 Main St Somers 84,394 12.03 1
8	869 Sullivan Ave South Windsor 80,826 9.93 1

9 231 Hazard Ave Enfield 72,830 3.93 2

10	6 Fieldstone Cmns Tolland 67,744 22.44 2
11	1009 Hebron Ave Newport Glastonbury 64,677 8.69 7
12	1671 Boston Tpke Coventry 55,091 0.27 2
13	234 Tolland Tpke Manchester 53,345 2.80 2
14	275 Mountain Rd Suffield 50,034Dukes 8.22 3
15	902 Main St South Glastonbury 45,601(0.41) 1
16	39 Prospect Hill Rd East Windsor 41,971 109.82 3
17	99 Linwood Ave Colchester 35,882 15.29 5
18	65 Palomba Dr Enfield 27,153 5.99 2
19	768 N Main St Manchester 27,036 10.55 2
20	660 Enfield St Enfield 20,871(7.92) 2

21* 161 Nevers Rd South Windsor 12(80.65) 1

*	Branch in High School

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012 2011 Institution (ST) 2012 2012 2012

Rank Rank Number of Total Total

Branches Deposits in Market

Market Share

$0(%)

1	1 Bank of America Corp. (NC) 156 24,555,614.00 23.97
2	2 Webster Financial Corp. (CT) 121 12,136,213.00 11.85
3	3 People’s United Financial Inc. (CT) 165 10,981,060.00 10.72
4	4 Wells Fargo & Co. (CA) 76 7,346,402.00 7.17
5	5 Toronto-Dominion Bank 80 5,894,904.00 5.75
6	6 First Niagara Finl Group (NY) 84 4,630,174.00 4.52
7	7 JPMorgan Chase & Co. (NY) 53 4,491,917.00 4.38
8	8 Citigroup Inc. (NY) 20 2,957,588.00 2.89

9 9 Liberty Bank (CT) 44 2,779,395.00 2.71

10	10 RBS 50 2,573,790.00 2.51
11	12 Union Savings Bank (CT) 29 1,635,250.00 1.60
12	14 Rockville Financial Inc. (CT) 22 1,520,658.00 1.48
13	11 Santander 32 1,484,695.00 1.45
14	13 First Connecticut Bancorp, Inc (CT) 21 1,293,258.00 1.26
15	15 M&T Bank Corp. (NY) 10 1,278,950.00 1.25

Total For Institutions In Market 1,286 102,449,687

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Loan Quality and Reserve Levels

Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Rockville Financial

09/30/12 12/31/11

Non-performing loans/total loans 0.91% 0.86%

Non-performing assets/total assets 0.85% 0.89%

Allowance for loan losses/total loans 1.17% 1.09%

Allowance for loan losses/non-performing loans 128.93% 127.80%

NCO’s/average loans 0.00% 0.07%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

Reserves / Loans (%)

0.5 0.7 0.9 1.1 1.3

0.87

0.98

1.15

1.24

1.27

1.16

0.94

0.96

0.91

1.00

1.09

1.07

2007Y

2008Y

2009Y

2010Y

2011Y

2012Q3

Rockville Financial Inc.

Peer Group Median

NCOs / Avg. Loans vs Peers:

) 0.5

(% 0.4 s

0.3

Loan 0.2 . Avg 0.1

/ 0.0

NCOs

0.00

0.07

0.17

0.31

0.40

0.36

0.15

0.04

0.15

0.17

0.09

0.00

2007Y

2008Y

2009Y

2010Y

2011Y

2012Q3

Rockville Financial Inc.

Peer Group Median

Non-Performing Loans / Total Loans vs Peers:

2.5

(%) 2.0 1.5

Loans 1.0 / 0.5

NPL’s 0.0

0.1

0.3

0.8

1.1

1.4

2.3

2.4

0.8

0.9

0.9

0.9

0.9

2007Y

2008Y

2009Y

2010Y

2011Y

2012Q3

Rockville Financial Inc.

Peer Group Median

Note: Data for quarter ended 6/30/12

Institutional Ownership

Significant increase since conversion

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

11.1% 11.3%

28.9% 28.9%

32.6%

38.6% 38.6% 39.2%

40.4%

42.0%

42.3%

44.3%

44.8%

45.4%

47.8%

49.6%

49.7%

49.8%

50.0%

50.1%

53.9%

Mar – 11

Apr – 11

May – 11

Jun – 11

Jul – 11

Aug – 11

Sep – 11

Oct – 11

Nov – 11

Dec – 11

Jan – 12

Feb – 12

Mar – 12

Apr – 12

May – 12

Jun – 12

Jul – 12

Aug – 12

Sep – 12

Oct – 12

Nov – 12

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of September 30, 2012, and that have attributed to the substantial increase in shares institutionally held are as follows:

Q3 2012

Holder Name Position Position $ Market Value % Outstanding

Change September 30, 2012

Wellington Management 2,768,920 0 33,974,648 9.70

BlackRock Fund Advisors 1,560,154 68,373 19,143,090 5.46

The Vanguard Group 1,393,826 27,121 17,102,245 4.88

Keeley Asset Management 1,240,200 147,200 15,217,254 4.34

Brandywine Global Invest 739,071 -52,227 9,068,401 2.59

Dimensional Fund Advisors 669,932 19,247 8,220,066 2.35

Gruss Asset Management 543,000 -25,000 6,662,610 1.90

State Street Global Advisors 541,331 10,137 6,642,131 1.90

Paradigm Capital Management 429,327 429,327 5,267,842 1.50

Ironwood Capital Management LLC 421,106 -33,401 5,166,971 1.48

Putnam Investment Management LLC 419,800 3,200 5,150,946 1.47

Northern Trust Investments 387,124 2,975 5,098,423 1.36

Source: NASDAQ.com

Insider Ownership at September 30, 2012

Management Stock Ownership after June 2012 grant:

# of Shares % of Shares

Executive Position & Options Outstanding

Bill Crawford CEO/President 382,779 1.3%

Mark Kucia EVP/Commercial Banking 176,872 0.6%

Rick Trachimowicz EVP/Human Capital 165,579 0.6%

John Lund EVP/CFO 140,665 0.5%

Marino Santarelli EVP/COO 134,450 0.5%

Scott Bechtle EVP/CRO 117,218 0.4%

Steve Koniecki EVP/IT&Operations 94,292 0.3%

Eric Newell SVP/Treasury 86,807 0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) - Peers

9/30/2012 6/30/2012 3/31/2012 12/31/2011 9/30/2011

Fairfield County Bank CT 4.06 3.76 3.80 3.78 3.80

Naugatuck Savings Bank CT 3.67 3.51 3.43 3.38 3.34

Newtown Savings Bank CT 3.62 3.63 3.42 3.71 3.45

SBT Bancorp, Inc (SBIB) CT 3.14 3.36 2.86 2.94 3.13

Dime Bank CT 3.12 2.71 3.35 2.96 2.92

First Connecticut Bancorp, Inc. (FBNK) CT 3.05 3.16 3.08 3.08 2.85

First County Bank CT 3.02 3.07 3.06 2.94 2.90

Rockville Financial Inc (RCKB) CT 3.00 2.93 2.74 2.69 2.43

People’s United Financial, Inc (PBCT) CT 2.96 2.95 3.04 3.18 3.10

SI Financial Group, Inc (SIFI) CT 2.91 3.16 3.46 3.15 3.39

Liberty Bank CT 2.85 2.80 2.96 2.72 2.71

First Niagara Financial Group (FNFG) NY 2.85 2.31 2.23 2.30 2.30

Union Savings Bank CT 2.73 2.84 2.96 2.89 2.88

Webster Financial Corporation (WBS) CT 2.73 2.60 2.68 2.78 2.70

United Financial Bancorp, Inc. (UBNK) MA 2.66 2.63 2.77 2.66 2.74

New England Bank CT 2.39 2.30 2.48 2.51 2.43

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) - Peers

09/30/212 6/30/2012 3/31/2012 12/31/2011 9/30/2011 NII %Ch QoQ

First Connecticut Bancorp, Inc. (FBNK) CT 106.30 88.90 88.52 93.98 87.66 -1.2%

SI Financial Group, Inc (SIFI) CT 90.82 89.77 87.00 79.06 87.05 -2.8%

First County Bank CT 88.72 89.63 88.37 83.34 84.62 0.2%

Dime Bank CT 82.02 72.16 90.06 74.28 55.28 -0.8%

Union Savings Bank CT 81.66 84.56 86.50 82.82 79.13 -3.5%

SBT Bancorp, Inc (SBIB) CT 81.27 82.02 78.45 82.25 88.13 -0.6%

Naugatuck Savings Bank CT 80.98 80.00 79.76 76.84 78.24 1.7%

Fairfield County Bank CT 78.38 75.64 72.44 74.47 72.30 1.4%

Newtown Savings Bank CT 77.14 81.41 84.30 85.55 86.50 0.2%

Liberty Bank CT 68.69 62.61 72.32 64.53 66.91 9.9%

Rockville Financial Inc (RCKB) CT 67.92 72.59 66.05 63.21 60.54 4.7%

New England Bank CT 67.69 65.64 70.22 60.29 68.25 -0.5%

United Financial Bancorp, Inc. (UBNK) MA 66.68 68.56 71.94 67.76 69.39 1.5%

First Niagara Financial Group (FNFG) NY 64.71 62.13 59.08 59.61 58.71 6.9%

Webster Financial Corporation (WBS) CT 64.10 65.89 67.57 69.75 65.08 0.7%

People’s United Financial, Inc (PBCT) CT 63.66 65.77 67.84 69.14 67.00 0.4%

Source: SNL Financial; FDIC Call Reports

# Peer Comparison[1]

| General Information: | | | | Profitability: | | | | Capital: | | Asset Quality: | | | Pricing Info: | | | Dividends: | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Institution | Ticker | Headquarters | Assets ($mm) | Oper. ROA (%) | Oper. ROE (%) | NIM (%) | Eff. Ratio (%) | Total Capital Ratio (%) | Loans / Deposits (%) | LLR / Loans (%) | Adj Texas Ratio (%) | NPAs / Assets (%) | Market Cap ($mm) | 11/6/2012 Stock Price ($) | Price / Tang. Book (X) | Div. Yield (%) | Current Annual Div. ($) |
| **Rockville Financial, Inc.** | **RCKB** | **Vernon Rockville, CT** | **1,949** | **0.97** | **5.73** | **3.76** | **66.67** | **22.8** | **104.8** | **1.16** | **5.48** | **0.97** | **378** | **13.24** | **1.18** | **3.02** | **0.40** |
| **Peer Group:** | | | | | | | | | | | | | | | | | |
| Brookline Bancorp, Inc. | BRKL | Brookline, MA | 5,061 | 0.93 | 7.67 | 4.00 | 57.92 | 11.8 | 116.2 | 0.94 | 9.06 | 0.56 | 595 | 8.45 | 1.34 | 4.02 | 0.34 |
| Provident New York Bancorp | PBNY | Montebello, NY | 4,023 | 0.26 | 1.90 | 3.40 | 71.69 | 12.9 | 68.1 | 1.33 | 18.03 | 1.49 | 409 | 9.25 | 1.27 | 2.59 | 0.24 |
| OceanFirst Financial Corp. | OCFC | Toms River, NJ | 2,304 | 0.86 | 9.08 | 3.25 | 60.49 | 16.4 | 89.9 | 1.17 | 25.29 | 2.61 | 246 | 13.63 | 1.12 | 3.52 | 0.48 |
| ESB Financial Corporation | ESBF | Ellwood City, PA | 1,964 | 0.81 | 8.39 | 2.61 | 58.40 | 15.1 | 56.2 | 1.00 | 7.20 | 1.04 | 200 | 13.67 | 1.29 | 2.93 | 0.40 |
| United Financial Bancorp, Inc. | UBNK | West Springfield, MA | 1,684 | 0.71 | 5.10 | 3.51 | 66.54 | 17.1 | 95.7 | 1.03 | 7.85 | 1.09 | 232 | 14.99 | 1.05 | 2.67 | 0.40 |
| ESSA Bancorp, Inc. | ESSA | Stroudsburg, PA | 1,419 | (0.64) | (4.90) | 2.82 | 67.43 | 29.0 | 96.2 | 0.76 | 1.50 | 1.89 | 132 | 10.01 | 0.81 | 2.00 | 0.20 |
| Westfield Financial, Inc. | WFD | Westfield, MA | 1,317 | 0.42 | 2.62 | 2.53 | 76.10 | 30.5 | 77.2 | 1.40 | 8.49 | 1.42 | 184 | 7.26 | 0.87 | 3.31 | 0.24 |
| Hingham Institution for Savings | HIFS | Hingham, MA | 1,193 | 1.15 | 14.70 | 3.35 | 40.30 | 13.9 | 111.8 | 0.85 | 9.81 | 0.81 | 148 | 69.45 | 1.63 | 1.50 | 1.04 |
| New Hampshire Thrift Bancshares, Inc. | NHTB | Newport, NH | 1,118 | 0.72 | 7.31 | 2.76 | 72.59 | 15.0 | 98.7 | 1.18 | 20.19 | 1.29 | 76 | 12.81 | 1.22 | 4.06 | 0.52 |
| Harleysville Savings Financial Corp | HARL | Harleysville, PA | 803 | 0.57 | 7.79 | 2.40 | 64.62 | 13.3 | 91.8 | 0.80 | 19.65 | 1.56 | 63 | 16.60 | 1.05 | 4.82 | 0.80 |
| TF Financial Corporation | THRD | Newtown, PA | 697 | 0.85 | 7.25 | 3.98 | 59.61 | 17.6 | 101.6 | 1.25 | 23.56 | 2.85 | 63 | 22.10 | 0.81 | 0.90 | 0.20 |
| **Average:** | | | | **0.60** | **6.08** | **3.15** | **63.24** | **17.5** | **91.2** | **1.06** | **13.69** | **1.51** | **213** | | **1.13** | **2.94** | **0.44** |
| **Median:** | | | | **0.72** | **7.31** | **3.25** | **64.62** | **15.1** | **95.7** | **1.03** | **9.81** | **1.42** | **184** | | **1.12** | **2.93** | **0.40** |

Note: Data through quarter ended 9/30/12 where available and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
RCKB total capital ratio as of 6/30/12. NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 11/6/12. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

39

# Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

| General Information | | | | Offering Information and Pro Forma Data | | | | | Price Change Since IPO (%) | | | | At Ann. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Company Name | Ticker | ST | IPO Date | Gross Proceeds ($000) | Point in Range | Tg. Eq. / Assets (%) | Price / Tg. Bk. (%) | Charit. Fndn? | 1 Day (%) | 1 Month (%) | 3 Month (%) | Last Close (%) | NPAs / Assets (%) |
| **Second Step Conversions** | | | | | | | | | | | | | |
| 1 Malvern Federal Bancorp, Inc. | MLVFD | PA | 10/12/12 | 36,369 | Supermax | 14.0 | 68.5 | YES | 10.0 | | | 7.5 | 4.04 |
| 2 LaPorte Bancorp, Inc. | LPSBD | IN | 10/5/12 | 27,077 | Mid-Max | 14.3 | 71.0 | NO | 10.0 | | | 8.2 | 1.70 |
| 3 Cheviot Financial Corp. | CHEV | OH | 1/18/12 | 37,400 | Minimum | 14.6 | 66.1 | NO | 3.1 | 3.5 | 8.4 | 11.5 | 3.60 |
| 4 Naugatuck Valley Financial Corporation | NVSL | CT | 6/30/11 | 33,384 | Mid-Max | 13.4 | 70.1 | NO | (1.3) | 1.9 | (1.8) | (9.8) | 2.18 |
| 5 Rockville Financial, Inc. | RCKB | CT | 3/4/11 | 171,099 | Supermax | 17.8 | 92.2 | YES | 6.0 | 5.0 | (5.6) | 30.7 | 1.07 |
| 6 Alliance Bancorp, Inc. of Pennsylvania | ALLB | PA | 1/18/11 | 32,585 | Mid-Max | 17.0 | 66.8 | NO | 10.0 | 11.9 | 10.8 | 28.0 | 3.19 |
| 7 SI Financial Group, Inc. | SIFI | CT | 1/13/11 | 52,356 | Min-Mid | 13.0 | 69.9 | YES | 15.9 | 17.5 | 25.0 | 37.0 | 0.97 |
| 8 Capitol Federal Financial, Inc. | CFFN | KS | 12/22/10 | 1,181,500 | Minimum | 21.0 | 83.9 | YES | 16.5 | 16.0 | 14.0 | 18.2 | 0.71 |
| 9 Heritage Financial Group, Inc. | HBOS | GA | 11/30/10 | 65,918 | Min-Mid | 16.3 | 74.3 | NO | 2.5 | 25.0 | 31.2 | 33.5 | 2.35 |
| 10 Kaiser Federal Financial Group, Inc. | KFFG | CA | 11/19/10 | 63,750 | Minimum | 15.7 | 66.3 | NO | (0.1) | (0.4) | 37.2 | 53.1 | 3.54 |
| 11 Colonial Financial Services, Inc. | COBK | NJ | 7/13/10 | 22,950 | Minimum | 11.0 | 64.7 | NO | 0.5 | (2.6) | (2.8) | 31.0 | 1.77 |
| 12 Oneida Financial Corp. | ONFC | NY | 7/7/10 | 31,500 | Midpoint | 9.3 | 97.8 | NO | (6.3) | (1.3) | (6.8) | 39.8 | 0.41 |
| 13 ViewPoint Financial Group, Inc. | VPFG | TX | 7/7/10 | 198,573 | Min-Mid | 14.6 | 93.9 | NO | (5.0) | (3.0) | (7.0) | 101.7 | 0.61 |
| 14 Fox Chase Bancorp, Inc. | FXCB | PA | 6/29/10 | 87,125 | Minimum | 16.0 | 72.6 | NO | (4.1) | (1.8) | (4.0) | 55.3 | 2.84 |
| 15 Oritani Financial Corp. | ORIT | NJ | 6/24/10 | 413,632 | Mid - Max | 25.8 | 90.6 | NO | 3.1 | (0.9) | (2.5) | 51.7 | 2.62 |
| 16 Eagle Bancorp Montana, Inc. | EBMT | MT | 4/5/10 | 24,643 | Mid - Max | 15.7 | 81.1 | NO | 5.5 | 4.0 | (2.8) | 7.4 | 0.46 |
| | | | | | **Average:** | 15.6 | 76.9 | | 4.2 | 5.3 | 6.7 | 31.5 | 2.00 |
| | | | | | **Median:** | 15.1 | 71.8 | | 3.1 | 2.7 | -2.1 | 30.9 | 1.98 |

40

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 11/5/12